EXHIBIT 99.1
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750 Route 34, Matawan, NJ 07747


                   MM2 GROUP TO ACQUIRE NUTRACEUTICAL COMPANY

                EPIC NUTRITION TO BECOME WHOLLY-OWNED SUBSIDIARY

MATAWAN, NJ, DECEMBER 5, 2005 - MM2 Group, Inc. (OTCBB: MMGP) announced today that it will acquire Epic Nutrition, LLC, a Florida-based manufacturer and distributor of the dietary supplement 5-Tetratm, the world's first muscle intensifier. The transaction, which is subject to due diligence and the usual and customary conditions, is expected to close in December.

Epic Nutrition currently sells its products through General Nutrition Centers ("GNC"), the nation's largest specialty retailer of supplements, Europa Sports, the nation's largest distributor of sports supplements (serving independent gyms, health food stores and specialty retailers), and through major internet retailers such as BodyBuilding.com, BulkNutrition.com, and Netrition.Com.

5-Tetratm, which is marketed under the tag line "The Power That Moves Muscletm", is a dietary supplement which dramatically improves the performance, strength, and power output that muscles are able to deliver. The key ingredients are all naturally occurring substances, and are each found on the approved list of the Food and Drug Administration. Additional information on the company and product can be found at www.5-tetra.com and www.movemuscle.com.

Scott Movic, President of Epic Nutrition, stated, "Market acceptance of 5-Tetratm has been fantastic. In less than one year, we have been able to secure distribution through the most prominent retailer in the dietary supplement business, GNC, as well as through the top sports supplement distributor in the country, along with major internet retailers. With additional products in the pipeline, plus the marketing dollars we will have from MM2 after the merger, we expect to grow very rapidly over the next 12 months."

Mark Meller, CEO of MM2, remarked, "The dietary supplement and nutraceutical industries are rapidly growing. They are also highly fragmented, with hundreds of small companies which have good products but inadequate distribution and/or financing. We

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expect to be in a position to acquire a number of these companies over the next year, and are excited about the prospects of building a very large company."

Jerry Mahoney, Chairman of MM2, stated, "We are committed to expanding Epic Nutrition, sustaining their product development, and assisting Epic in offering an expanded range of services."

About MM2 Group, Inc.
MM2 Group is involved in the acquisition and build-out of dietary supplement and nutraceutical companies. The company's growth strategy is to acquire firms in this extensive and expanding but highly fragmented segment as it seeks to create substantial value for shareholders. For more information, contact MM2 Group CEO Mark Meller at (732) 239-0092 or by e-mail at meller@mm2group.net or Jerry Mahoney at jerrym@mm2group.net.



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